EXHIBIT 10.1

                        AMENDMENT NO. 2 TO LOAN AGREEMENT

                  AMENDMENT NO. 2 dated as of August 31, 2001 to Loan Agreement, dated as of February 8, 2001, as amended, between LADENBURG THALMANN FINANCIAL SERVICES INC. (f/k/a GBI CAPITAL MANAGEMENT CORP.) and FROST-NEVADA, LIMITED PARTNERSHIP ("Loan Agreement").

                  WHEREAS, the Borrower entered into a Stock Purchase Agreement ("Stock Purchase Agreement"), dated February 8, 2001, as amended, among the Borrower, New Valley Corporation ("New Valley"), Ladenburg, Thalmann Group Inc. ("LTGI"), Berliner Effektengesellschaft AG ("Berliner") and Ladenburg, Thalmann & Co. Inc. ("Ladenburg"); and

                  WHEREAS, the Borrower and Lender entered into the Loan Agreement, dated as of February 8, 2001, as amended, pursuant to which the Lender provided certain funds to the Borrower that were used in the Stock Purchase Agreement by the Borrower; and

                  WHEREAS, the Borrower has entered into an Amendment No. 2 to the Stock Purchase Agreement, dated as of the date hereof, among the Borrower, New Valley, LTGI, Berliner and Ladenburg; and

                  WHEREAS, the Borrower and Lender desire to similarly amend the Loan Agreement and Lender Note in certain respects as set forth herein (capitalized terms used herein that are defined in the Loan Agreement or Lender Note shall have the same meanings herein as in the Loan Agreement and Lender
Note);

                  IT IS AGREED:

         1. The first paragraph of Section 1 of the Lender Note is hereby amended in its entirety to read as follows:

                  "1.      Conversion of Note

                           The principal of and accrued interest on this Note
shall be convertible, in whole or in part, at any time, at the election of the Holder, into that number of fully paid and non-assessable shares of the Maker's common stock, par value $0.0001 per share ("Common Stock"), determined by dividing the amount of principal and interest to be so converted by the "Conversion Price" (as hereinafter defined) in effect at the time notice of conversion is given to the Maker as set forth below. As used herein, "Conversion Price" means, initially, $1.5390594. The Conversion Price shall be decreased ("Conversion Price Adjustment") from time to time as set forth in the Stock Purchase Agreement, as amended, by the amount obtained by taking the product of $1.5390594 and the Final Purchase Price Adjustment Percentage (as such term is defined in the Stock Purchase Agreement, as amended). Notwithstanding the foregoing, if the Conversion Price, after adjustment as set forth in the previous sentence, would not yield a number of shares of Common Stock equal to at least the sum of (x) 5,000,000 shares of Common Stock and (y) 20% of the sum of (i) the additional shares issuable to Lender as a result of the Conversion Price Adjustment and (ii) all other shares of Common Stock to be issued and issuable to LTGI and Berliner pursuant to Section 2.4 of the Stock Purchase Agreement, the Conversion Price will be further adjusted such that Lender, upon conversion of this Note, will receive such sum of 5,000,000 shares of Common Stock and 20% of the total number of additional shares issuable as a result of the Conversion Price Adjustment and Section 2.4 of the Stock Purchase Agreement."

         3. As amended hereby, the Loan Agreement shall continue in full force and effect. All references to the "Agreement" shall hereafter mean as amended hereby. This Amendment No. 2 and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. BORROWER, IN ANY LITIGATION IN WHICH LENDER SHALL BE AN ADVERSE PARTY, WAIVES TRIAL BY JURY, WAIVES THE RIGHT TO CLAIM THAT A FORUM SPECIFIED HEREIN IS AN INCONVENIENT FORUM AND WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, DEDUCTION OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION AND CONSENTS TO THE JURISDICTION OF THE COURTS (CITY, STATE AND FEDERAL) LOCATED IN THE CITY, COUNTY AND STATE OF NEW YORK AND TO SERVICE OF PROCESS BY REGISTERED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH ABOVE OR SUCH OTHER ADDRESS AS BORROWER SHALL NOTIFY LENDER IN WRITING IS TO BE USED FOR SUCH PURPOSE. If any of the provisions of this Amendment No. 2 shall be or become illegal or unenforceable under any law, the other provisions shall remain in full force and effect.

         4. This Amendment No. 2 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 2 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the date first above written.

                           LADENBURG THALMANN FINANCIAL SERVICES INC.
                           (f/k/a GBI CAPITAL MANAGEMENT CORP.)

                                /s/ Victor M. Rivas
                           By:
                              -------------------------------------------------
                              Name: Victor M. Rivas
                              Title: President and Chief Executive Officer
                              Telecopier No.: 212-317-8192


                           FROST-NEVADA, LIMITED PARTNERSHIP
                           By: Frost-Nevada Corporation, General Partner

                                /s/ David Moskowitz
                           By:
                              -------------------------------------------------
                              Name: David Moskowitz
                              Title: President
                              Telecopier No.: 775-827-2185